Exhibit R
                                                                       ---------

                             JOINT FILING AGREEMENT
                             ----------------------

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D/A referred to below), on behalf of each of them, of a statement on Schedule 13D/A, as filed with the Securities and Exchange Commission on November 12, 2004 ,including amendments thereto (the "Schedule 13D"), with respect to the Common Stock, par value $0.01 per share, of Digital Fusion, Inc. and, in furtherance thereof, each of the undersigned has executed a power of attorney in favor of G. Stewart Hall granting such power to file the Schedule 13D of each of the undersigned's behalf.
     This Agreement is to be included as an Exhibit to the Schedule 13D and may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGES]


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     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement.


                                  MADISON RUN, LLC
                                  By: Madison Run Holdings, LLC, general manager


                                  By: /s/  G. STEWART HALL
                                      ------------------------------------------
                                      G. Stewart Hall, member-manager
                                      Madison Run Holdings, LLC


                                  MADISON RUN HOLDINGS, LLC

                                  By: /s/  G. STEWART HALL
                                      ------------------------------------------
                                      G. Stewart Hall, member-manager



                                      /s/  G. STEWART HALL
                                      ------------------------------------------
                                      G. Stewart Hall


                                      /s/  JOHNSON M. GREEN
                                      ------------------------------------------
                                      Johnson M. Green


                                      /s/  VIRGINIA WRIGHT
                                      ------------------------------------------
                                      Virginia Wright


                                      /s/  GARY S. RYAN
                                      ------------------------------------------
                                      Gary S. Ryan


                                      /s/  ANDREW K. MALONEY
                                      ------------------------------------------
                                      Andrew K. Maloney


                                      /s/  O.T. GAINES
                                      ------------------------------------------
                                      O.T. Gaines


                                      /s/  WILLIAM H. THUMEL, JR.
                                      ------------------------------------------
                                      William H. Thumel, Jr.

                                      /s/  H. RAY COLE, JR.
                                      ------------------------------------------
                                      H. Ray Cole, Jr.


                       [ADDITIONAL SIGNATURE PAGE FOLLOWS]

                                  NEL XVIII, LLC
                                  By: Kensington Partners, LLC, general manager


                                  By: /s/  JOSEPH G. LIVELY
                                      ------------------------------------------
                                      Joseph G. Lively, member-manager


                                  KENSINGTON PARTNERS, LLC

                                  By: /s/  JOSEPH G. LIVELY
                                      ------------------------------------------
                                      Joseph G. Lively, member-manager


                                      /s/  JOSEPH G. LIVELY
                                      ------------------------------------------
                                      Joseph G. Lively